Exhibit 24

                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of General Electric Company, a New York corporation (the "Company"), hereby constitutes and appoints Benjamin W. Heineman, Jr. and Michael R. McAlevey and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-3 or such other form as such attorneys-in-fact, or any of them, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of shares of Company common stock in such form(s) as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, as any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 1st day of March 2004.

                SIGNATURE                                                           TITLE
                ---------                                                           -----
/s/ JEFFREY R. IMMELT                             Chairman of the Board and Chief Executive Officer and a
-------------------------------------             Director (Principal Executive Officer and Director)
         (JEFFREY R. IMMELT)


/s/ KEITH S. SHERIN                               Senior Vice President - Finance (Principal Financial Officer)
-------------------------------------
          (KEITH S. SHERIN)


/s/ PHILIP D. AMEEN                               Vice President and Comptroller (Principal Accounting Officer)
-------------------------------------
          (PHILIP D. AMEEN)


/s/ JAMES I. CASH, JR.                            Director
-------------------------------------
        (JAMES I. CASH, JR.)


/s/ DENNIS D. DAMMERMAN                           Director
-------------------------------------
        (DENNIS D. DAMMERMAN)


/s/ ANN M. FUDGE                                  Director
-------------------------------------
           (ANN M. FUDGE)

/s/ ANDREA JUNG                                   Director
-------------------------------------
            (ANDREA JUNG)


/s/ ALAN G. LAFLEY                                Director
-------------------------------------
          (ALAN G. LAFLEY)


/s/ KENNETH G. LANGONE                            Director
-------------------------------------
        (KENNETH G. LANGONE)


/s/ RALPH S. LARSEN                               Director
-------------------------------------
          (RALPH S. LARSEN)


/s/ SAM NUNN                                      Director
-------------------------------------
             (SAM NUNN)


/s/ ROGER S. PENSKE                               Director
-------------------------------------
          (ROGER S. PENSKE)


/s/ ANDREW C. SIGLER                              Director
-------------------------------------
         (ANDREW C. SIGLER)


/s/ ROGER J. SWIERINGA                            Director
-------------------------------------
        (ROGER J. SWIERINGA)


/s/ DOUGLAS A. WARNER III                         Director
-------------------------------------
       (DOUGLAS A. WARNER III)


/s/ ROBERT C. WRIGHT                              Director
-------------------------------------
         (ROBERT C. WRIGHT)


                      A MAJORITY OF THE BOARD OF DIRECTORS